RELIABLE. ANSWERS. Investor Presentation Exhibit 99.1 March 8, 2012

40 YEARS
1972-2012
ST. LOUIS
DALLAS
PHOENIX
WASHINGTON DC
HEALTHCARE
SOUTHERN CALIFORNIA
MINNEAPOLIS
RALEIGH
HOUSTON
SAVANNAH
CLEVELAND
CHICAGO
CENTRAL FLORIDA
ATLANTA
SOUTH FLORIDA
COLUMBUS
NASHVILLE
CINCINNATI
INDIANAPOLIS
PHILLIP R. DUKE & ASSOCOCIATES FORMED
DUKE REALTY INVESTMENTS, INC. GOES PUBLIC
ACQUISITION OF WEEKS CORPORATION
ACQUISITION OF BREMNER HEALTHCARE
Duke REALTY CORPORATION
Duke REALTY
25 YEARS
40 YEARS
1972
1977
1985
1989
1993
1995
1997
1999
2001
2005
2006
2007
2011
2012

©

40 Years Timeline 2 2011 Duke Realty Corporation RELIABLE. ANSWERS

RELIABLE. ANSWERS.
2011 Duke Realty Corporation 3
2009
2010 and 2011
FOCUS:
Liquidity
More than $1.5 billion
capital raised
Strategy refined
FOCUS:
Strategy execution
Operating
fundamentals
Balance sheet
strength
FOCUS:
Asset quality
Cash flow growth
Shareholder return
Where we’ve been and where we’re going…
2012 and beyond

RELIABLE. ANSWERS.
2011 Duke Realty Corporation
Suburban Office Market Still Challenging
Economic and federal budget uncertainty limiting business investment and expansion decisions
Recovery is still chugging along though, with Q4 overall vacancy declining to 12.7%, down 50 bps from previous year, with class A only space vacancy declining 80 bps from prior year
Absorption for Q3 and Q4 modest, but strongest since 2007 and supply additions at record low
Re-leasing capital expenditures remain elevated
Medical Office Traction Remains
Operators now making expansion decisions after two year pause
Relationships are a key driver of on campus MOB business
Demographics and economics positive growth drivers
Medical office development and acquisition activity continues

Market Outlook
Still challenging, but trends improving in all product types
Industrial Market Continues Slow Recovery
Net absorption in U.S. for Q4 2011 was positive for the 7th consecutive quarter
Strong demand for large, modern product remains, Q4 vacancy down 230bps over prior year
Rents beginning to improve, occupancy levels getting closer to equilibrium and limited new supply
ISM index has been slowly climbing after a moderate trough in mid-2011
Manufacturing sector, wholesale trade and transportation realizing a majority of recent job growth
Source: PPR and Duke Realty

ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

©

RELIABLE. ANSWERS.
2011 Duke Realty Corporation
Focus on:
Increasing cash flow
Maximizing return on
assets

Strategy for Success
Focus on:
Improving coverage ratios
Improving ratings
Focus on:
Portfolio repositioning
Strategic acquisitions &
dispositions
Development opportunities
Strategies for delivering shareholder value

RELIABLE. ANSWERS.
2011 Duke Realty Corporation
Strategic Focus
2011 Goals and Objectives Q4 2011 Update
•
Lease-up portfolio, manage cap ex; reach
positive same property income growth
•
Balance execution with capital strategy relative
to level and quality of cash flow and same
property NOI; Debt to EBITDA <7.0x
•
Development starts of $100 to $200 million
focus on medical office and build-to-suit
•
Total portfolio occupancy as of  December 31, 2011 of 90.7%;
industrial portfolio at 91.9%
•
Approximately 5.1 million square feet of leases completed
•
Debt to EBITDA @ 6.0x*; 4.7% Same Property NOI growth
•
$12.7 million development start; a 52% pre-leased medical office
•
Continue strong momentum from 2010 on
repositioning of portfolio
•
Pursue acquisitions of medical and industrial
assets
•
Planned asset dispositions of primarily Midwest
office
•
Closed on over $388 million of acquisitions during the quarter
•
$1.11 billion in dispositions of non-core assets
•
Closed 79 building, $1.06 billion suburban office portfolio
sale to Blackstone
•
Opportunistically access capital markets . . .
push out maturity schedule further
•
Continue improving our coverage ratios
•
Maintain minimal balance on line of credit
•
YTD Fixed charge ratio of 1.82x versus 1.79x for 2010
•
Paid off $167 million of 3.75% Convertible Debt at maturity
•
Zero credit facility balance and $212MM of cash at quarter end, primarily due to proceeds from Blackstone sale
•
Renewed $850MM line of credit for up to 5 year term (including the 1 year extension option) at lower cost
Asset
Strategy
Operations
Strategy
Capital
Strategy

Strong Q4 finish and executing across all three aspects of our strategy
* Timing of Blackstone transaction; Including adjustments to EBITDA for Blackstone transaction results in recast Debt to EBITDA of 7.03x

2011 Duke Realty Corporation OPERATIONS STRATEGY 7

2011 Duke Realty Corporation 8 Focus on Fundamentals LEASING OF PORTFOLIO STRATEGIC NEW DEVELOPMENT AND LAND DISPOSITION AFFO PAYOUT OPERATIONS STRATEGY Maximize return on assets

2011 Duke Realty Corporation 9
New, High Quality Portfolio with Long-term Leases
OPERATIONS STRATEGY
Premier portfolio of assets
Portfolio average
Bulk
Industrial
Suburban Office
Medical
Office
Property age 10.6 years 13.2 years 4.1 years
Property size 217,000 SF 116,000 SF 89,000 SF
Lease term 7.1 years 7.3 years 11.4 years
Tenant size 72,000 SF 12,000 SF 10,000 SF

2007
2008
2009
2010
2011

7%
12%
10%
12%
11%
9%
8%
31%
2012
2013
2014
2015
2016
2017
2018
2019+

©

Consistent Operating Performance
Stabilized Occupancy (%)
Strong historical stabilized occupancy – fundamentals improving
Lease Renewals (%)
Strong lease renewal percentages
Stabilized occupancy
In-service occupancy
80%
72%
79%
77%
69%
2007 2008 2009 2010 2011
29.9
21.4 22.7
25.9
2007 2008 2009 2010 2011
Leasing Activity
New Leases and Renewals – Consistent Execution (in millions of square feet)
Lease Maturity Schedule
Lease maturities are well balanced with no one year accounting for more than 12%
24.5
OPERATIONS STRATEGY
Demonstrated ability to
maintain consistency through economic cycles
2011 Duke Realty Corporation 10
95%
92%
92%
89%
88%
91% 91%
89% 89%
87%

2011 Duke Realty Corporation
1.5%
(0.2%)
(0.2%)
3.2%
(0.6%)
0.2%
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
Suburban Office Peers Industrial Peers
5-Year Avg. 1-Year Avg.
Annual Same-Store
NOI Growth (1)
%, y-y
Sources    SNL and company filings
Duke Realty
Suburban Office Peers
(2)
Industrial Peers (3)
Consistent NOI Growth Outperformance
Relative Performance vs. Peers
OPERATIONS STRATEGY

1.
Based on simple average of year-over-year annual same-property cash NOI growth, includes 2007 - 2011
2.
Suburban Office Peers include BDN, CLI, HIW, LRY and PKY; weighted by historical market cap
3.
Industrial includes DCT, EGP, FR, FPO, PSB, AMB and PLD; weighted by historical market cap
Notes

RELIABLE. ANSWERS.
2011 Duke Realty Corporation

Office Average: $4,857
58.6%
46.0%
52.2%
44.8%
38.0%
41.3%
53.6%
33.9%
40.2%
43.7%
0%
20%
40%
60%
80%
BDN OFC HIW CLI LRY DRE FR DCT PLD EGP
91.3%
86.5%
90.7%
94.7%
92.5%
87.9%
89.7%
88.9%
88.2%
88.3%
80%
83%
86%
89%
92%
95%
LRY HIW CLI OFC BDN DRE EGP PLD DCT FR
8.9x
7.2x 7.1x
9.5x
7.3x
7.4x
6.7x
6.3x
5.0x
5.2x
0.0x
3.0x
6.0x
9.0x
12.0x
OFC BDN HIW LRY CLI DRE PLD FR DCT EGP
DRE Benchmarking Statistics
Source: SNL Financial, 3/6/12
Industrial Average: 7.7x
Industrial Average: 91.2%
$27,541
Industrial Average: $8,841
Office Average: 88.6%
Office Average: 6.5x
Office Average: 46.0% Industrial Average: 44.1%
Total Market Cap ($ in millions)
(1)
Total Debt / Total Market Cap Portfolio Occupancy
Total Debt / 2012E EBITDA
(1)
Key:
Office: LRY=Liberty; CLI=Mack-Cali; HIW=Highwoods; BDN=Brandywine
Industrial: PLD=Prologis; FR=First Industrial; DCT=DCT Industrial Trust; EGP= Eastgroup; FPO= First Potomic
(1)  Pro forma for $1Bn suburban office portfolio sale to Blackstone: debt by $452MM and preferred decreased by $168MM
6,561
4,760
2,835 2,798
2,190
4,086
4,355
4,523
8,279
$0
$2,000
$4,000
$6,000
$8,000
LRY CLI OFC HIW BDN DRE PLD FR DCT EGP
$28,000

RELIABLE. ANSWERS.
2011 Duke Realty Corporation

Industrial Average: 15.8x Office Average: 11.1x
6.3%
5.7%
5.5%
4.9%
4.9%
4.3%
0.0%
5.4%
3.3%
4.5%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
CLI LRY BDN HIW OFC DRE DCT EGP PLD FR
8.6%
7.2%
7.3%
8.1%
6.9%
6.2%
6.1%
7.6%
7.6%
7.5%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
CLI BDN LRY HIW OFC DRE FR DCT PLD EGP
17.8x
16.1x
18.9x
28.6x
28.0x
14.4x
24.6x
21.1x
16.2x
15.6x
10.0x
14.0x
18.0x
22.0x
26.0x
30.0x
LRY HIW OFC BDN CLI DRE PLD FR DCT EGP
13.3x
11.8x
11.6x
8.0x
13.3x
20.4x
14.2x
10.7x
15.7x
12.9x
6.0x
10.0x
14.0x
18.0x
22.0x
LRY HIW OFC CLI BDN DRE PLD EGP DCT FR
DRE Valuation Statistics
Industrial Average: 25.6x
Source: SNL Financial, 3/6/12
(1) Per Wall Street research as of 2/21/12
Industrial Average: 3.5%
Industrial Average: 6.8%
Office Average: 16.0x
Office Average: 5.5%
Office Average: 7.7%
Price / 2012E FFO
Implied Cap Rate
(1)
Dividend Yield
Price / 2012E AFFO
Key:
Office: LRY=Liberty; CLI=Mack-Cali; HIW=Highwoods; BDN=Brandywine
Industrial: PLD=Prologis; FR=First Industrial; DCT=DCT Industrial Trust; EGP= Eastgroup; FPO= First Potomic

2011 Duke Realty Corporation
RELIABLE. ANSWERS.

Positioned for NAV Growth
KEY NAV GROWTH DRIVERS
Lease up
existing
vacancy
Increased
management/
service fees
Accretive
future
development
Upside from
land holdings
Portfolio occupancy of 90.7%; 100-200 bps below historical levels
Strong leasing pipeline
Demonstrated track record of 70-80% renewal rate
Will benefit from uptick in third party and JV partners development & construction activity
Property management and leasing fees - will trend higher as occupancy improves
Current pipeline of 569K SF of medical office and 344K SF of suburban office
2012 estimated development starts of $200 to $300 million
Attractive basis enhances accretive developments
Potential upside from impaired carrying value
Will opportunistically assess development and disposition alternatives
Increase Rents/
Reduced Capex
Rent roll downs burning off and positive same property NOI performance
Research forecasts market wide average annual rent growth of 3.2% from 2013-16

2011 Duke Realty Corporation 15
Land and Development Capabilities
OPERATIONS STRATEGY
HELD FOR DEVELOPMENT
Midwest 26.3 2.8
Indianapolis, Chicago,
Cincinnati, Columbus,
Minneapolis, and
St. Louis major
positions
East 3.8 2.1
New Jersey,
Baltimore,
Washington D.C., and
Raleigh
Southeast 8.5 1.3
Atlanta, Central
Florida, and, South
Florida
Southwest 5.8 0.7
Phoenix, Dallas, and
Houston
Total 44.4 million SF 6.9 million SF
Attractive positions contribute to future development and value
Development – Amounts in million SF
$498
million
Office
30%
Industrial
70%
Office Industrial

2011 Duke Realty Corporation 16
Atlanta - Office
OPERATIONS STRATEGY
Strategic new development on Duke Realty land
•
Headquarters Build to Suit for Primerica, A2/AA- rated financial services Company
• 345,000 square feet
• Fifteen year lease term
• Owned land at Legacy Office Park in Gwinnett County, 37 acres
• First development at this park
• $65 million project

2011 Duke Realty Corporation 17
Indianapolis – Medical Office
OPERATIONS STRATEGY
Grow Medical Office
•
Wishard Faculty Office Building
• Aa2 rated system sponsored by Marion County
• 275,000 square feet
• Thirty year lease term
• 50/50 Joint Venture with Hospital System
• On campus of new hospital to open in 2013
• $90 million project

- [x]
- [x]
- [x]
- [x]

- [ ]
- [ ]
- [ ]
- [ ]

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2011 Duke Realty Corporation 18
2011 PERFORMANCE
Average portfolio occupancy of 89.7%
Industrial at 91.9% occupancy
Nearly 25 million SF of leases executed
Same property NOI increase of 3.2%
2012 GOALS
Average portfolio occupancy of 91%
Achieve positive rent increases on renewals
Further improve lease quality (Cap Ex / NER)
Strong positive same property performance…again
OPERATIONS STRATEGY
Quality, well-positioned assets to drive performance

2011 Duke Realty Corporation ASSET STRATEGY 19

2011 Duke Realty Corporation
$1 Billion

Track Record
Flex disposition
$1 Billion
2005 2006
Savannah
Washington DC
2007
Healthcare
2009
Asset Strategy
2010
Dugan
CBRERT
Premier
Suburban
Office
Disposition
2011
Proven ability to execute
ASSET STRATEGY

Medical Office 5%
Office 55%
Retail 4%
Industrial 36%
Medical Office 9%
Office 33%
Retail 4%
Industrial 54%
Medical Office 15%
Office 25%
Industrial 60%

West 1%
South 12%
East 13%
Midwest 53%
West 2%
South 14%
East 14%
Midwest 46%
West 5%
South 10%
East 15%
Midwest 40%

©

2011 Duke Realty Corporation 21 Portfolio Strategy December 31, 2011 BY PRODUCT 2009 2013 BY GEOGRAPHY ASSET STRATEGY 2009 2013 2011 Southeast 21% Southeast 24% Southeast 30% 2011

2011 Duke Realty Corporation

Asset Strategy – Quarterly Repositioning Activities
ACQUISITIONS
(1)
DISPOSITIONS
2010
Q1 2010 $9 Q1 2010 $123
Q2 2010 28 Q2 2010 31
Q3 2010 442 Q3 2010 43
Q4 2010 440 Q4 2010 302
2010 Total $919 2010 Total $499
2011
Q1 2011 $140 Q1 2011 $456
Q2 2011 $116 Q2 2011 $  58
Q3 2011 $103 Q3 2011 $    6
Q4 2011 $388 Q4 2011 $1,114
2011 Total $747 2011 Total $1,634
Total $1,666 Total $2,133
(1) Stabilized Costs
ASSET STRATEGY
($ in millions)

2011 Duke Realty Corporation

Asset Strategy: Road Map
($ in millions)
Investment
12/31/10
Investment
12/31/11
ACTION PLAN
Investment
2013
PRODUCT TYPE
Amount % Amount %
Acquisitions /
Developments /
Repositioning Amount %
Industrial $3,645 45% $4,129 54% $809 $4,920 60%
Office 3,770 46% 2,555 33% (420) 2,050 25%
Medical Office 515 6% 732 9% 498 1,230 15%
Retail 280 3% 304 4% (314) 0 0%
$8,210 100% $7,720 100% $573 $8,200 100%
REGION
Midwest $3,970 48% $3,564 46% ($209) $3,280 40%
Southeast 2,270 28% 1,839 24% 630 2,460 30%
East 955 11% 1,064 14% 172 1,230 15%
South 950 12% 1,091 14% (268) 820 10%
West 65 1% 162 2% 248 410 5%
$8,210 100% $7,720 100% $573 $8,200 100%
Portfolio sale accelerates suburban office repositioning
ASSET STRATEGY

2011 Duke Realty Corporation 24
ASSET STRATEGY
Asset Strategy: Progress To Date
BUILDING ACQUISITIONS BUILDING DISPOSITIONS
Q4 2009 15 Q4 2009 144
2010 919 2010 499
2011 747 2011 1,634
Proforma Total $1,681 Proforma Total $2,277
PRO FORMA
PROGRESS TO DATE
TOTAL
VALUE
ASSUMED
DEBT NET
Dispositions $2,277 ($0) $2,277
Acquisitions $1,681 ($651) $1,030
Excess Cash $1,247
Only
100 Bps
difference in
Cap Rates
Matching acquisitions with dispositions . . . limiting earnings impact
($ in millions)

2011 Duke Realty Corporation 25
2011 PERFORMANCE
$1.6 billion of dispositions
$747 million of acquisitions
Over $200 million of development starts
Made significant progress on strategic plan
2012 GOALS
$250 million of dispositions
$400 million of acquisitions
$250 million of development starts
Continue making progress on strategic plan
ASSET STRATEGY
Quality portfolio further improving with asset strategy

2011 Duke Realty Corporation CAPITAL STRATEGY AND 2011 GUIDANCE 26

2011 Duke Realty Corporation
Capital Strategy Focus

Reducing leverage
Increasing coverage ratios
Maintaining size and quality of unencumbered asset base
Executing portfolio repositioning in alignment with capital strategy objectives
Further improve balance sheet strength and ratings
CAPITAL STRATEGY
1
2
3
4

2011 Duke Realty Corporation 28
Key Metrics & Goals
2009
Actual
2010
Actual
2011
Actual Goal
Debt to Gross Assets 44.5% 46.3% 46.8% 45.0%
Debt + Preferred to Gross
Assets
54.9% 55.5% 55.6% 50.0%
Fixed Charge Coverage Ratio 1.79 : 1 1.79 : 1 1.82 : 1 2.00 : 1
Debt/EBITDA 6.65 7.31 6.02* < 6.00
Debt + Preferred/EBITDA 8.47 8.88 7.34* < 7.75
CAPITAL STRATEGY
Progressing toward strategic plan goals
Timing of Blackstone transaction; Including adjustments to EBITDA for Blackstone transaction results in recast Debt to EBITDA of 7.03x and Debt+Preferred/EBITDA of 8.35x
*

2011 Duke Realty Corporation 29
CAPITAL STRATEGY
Continue to execute on capital strategy objectives
CAPITAL SOURCE 2007 2008 2009 2010 2011 TOTAL
Common Stock $230 - $575 $311 - $1,116
Preferred Stock - $300 - - - $300
Unsecured Debt $300 $325 $500 $250 - $1,375
Secured Debt - - $270 - - $270
Asset Dispositions $785 $475 $300 $533 $1,650 $3,344
TOTAL $1,115 $1,100 $1,645 $1,094 $1,650 $6,405
• Investment grade rated debt for over 15 years
• Proven access to multiple capital sources
• Available line of credit - $850 million capacity
• Dividend covered by AFFO
Continue to strengthen balance sheet
($ in millions)

$2,500
$2,000
$1,500
$1,000
$500
$0
2012
2013
2014
2015
2016
Unsecured Debt
Secured Debt
JV Debt

©

2011 Duke Realty Corporation CAPITAL STRATEGY 30 Liquidity Position ($ in millions) Manageable debt maturities and beyond

RELIABLE. ANSWERS.
2011 Duke Realty Corporation
2012 Range of Estimates
Metrics
2011
Actual
Pessimistic Optimistic
       Key Assumptions
Core FFO per share $1.15 $0.94 $1.06   - Blackstone/repositioning dilution $.10 - $.12
  - Lower service operations income
  - Partially offset by improvement in occupancy of core portfolio
AFFO Payout Ratio 87% 96% 80%   - Annual dividend maintained at $0.68 per share
Average Occupancy - In-Service 89.7% 89.5% 92.5%   - Positive momentum anticipated given industrial and medical office perform
  - Lower expirations than 2011 (7% vs. 10%)
  - Upside to guidance driven by lease-up of portfolio
Same Property NOI Growth 3.2% (1.5%) 2.5%   - Occupancy increase lower than 2011
  - Rental rate pressure remains
Building Acquisitions $747 $300 $500   - Remain selective regarding property type and location in alignment with long-term strategy
  - Focus on industrial and medical office
Building Dispositions $1,634 $200 $300   - Continue to prune remaining non-core office portfolio
Land Sale Proceeds $12 $20 $30   - Selling 10% to 20% of identified non-strategic parcels
  - Demand still sluggish
Construction and Development Starts $489 $300 $500   - Comprised of medical office and industrial starts
  - Development of $200 to $300 million
  - Third party of $100 to $200 million
Construction Volume $727 $400 $600   - Wind down of BRAC project partially offset by development volume
Service Operations Income $46 $20 $25   - Reduced fees from BRAC project
General & Administrative expense $40 $43 $38   - In line with 2011
- 2012 Range -
$ in millions
Leasing Actions Combined with Modest Rental Rate Increases Drive Upside

Strong balance sheet … executing according to strategy
* Timing of Blackstone transaction; Including adjustments to EBITDA for
Blackstone transaction results in recast Debt to EBITDA of 7.03x
32 2011 Duke Realty Corporation
2011 PERFORMANCE
$1.6 billion of capital raised through asset
dispositions
Retired $333 million of unsecured bonds
Redeemed $109 million of preferred equity
Fixed charge ratio of 1.82x and
debt to EBITDA of 6.02x*
2012 GOALS
Opportunistically access capital markets
Continue improving coverage ratios
Maintain minimal balance on line of credit
CAPITAL STRATEGY

2011 Duke Realty Corporation MIDWEST OVERVIEW Performance Update 33

2011 Duke Realty Corporation 34
Midwest
New Lease - Industrial
Plainfield 8 – Indianapolis
250,000 SF
Tenant: Gilchrist & Soames
Term: 11 years
Renewal - Industrial
Mosteller Dist Ctr. II -
Cincinnati
206,000 SF
Tenant: Kellogg’s
Term: 2 years
Strong distribution base: Over 30% of U.S.
population within one day’s drive
74 Fortune 500 headquarters
High growth and return opportunities, particularly in
Chicago, Columbus, and Indianapolis
Duke Realty’s roots and a position of strength
Original location – since 1972
Low basis product
Dominant market position
46% of our total investment
Acquisition - Industrial
Eight Bldg Portfolio -
Chicago
1,500,000 SF
100% Leased
Remaining Term: 4 years
MIDWEST OVERVIEW
Disposition-Office
Three Bldg Portfolio-
Cleveland
273,000 SF
22 Year Old Portfolio
MARKET OVERVIEW & KEY POINTS
Committed to Midwest because we perform…
Midwest remains a key component to our strategy
RECENT TRANSACTIONS

Retail 2%
Medical Office 9%
Office 36%
Industrial 53%

Cleveland 3%
Cincinnati 21%
St. Louis 15%
Minn. 8%
Columbus 8%
Chicago 14%
Indy 31%

©

2011 Duke Realty Corporation 35
Midwest Overview
Location
Product
Type
Industrial Office
Average Age 12.1 years 16.2 years
Average Building Size 240,000 SF 124,000 SF
Total Square Footage 55.4 million 12.4 million
Current Occupancy 94.5% 83.9%
Indianapolis 96.2% 91.9%
Chicago 98.50% 87.8%
Cincinnati 91.7% 82.4%
St. Louis 87.6% 78.8%
Columbus 96.8% 88.0%
Minneapolis 86.0% 100%
MIDWEST OVERVIEW

2011 Duke Realty Corporation 36 Midwest Focus DOMINANT POSITION BULK INDUSTRIAL REDUCE OFFICE CONCENTRATION MIDWEST OVERVIEW Enhancing dominant industrial position in Midwest

2011 Duke Realty Corporation EAST & SOUTHEAST OVERVIEW Performance Update 37

2011 Duke Realty Corporation 38
East & Southeast Overview
Strong presence: entered Southeast in 1999 (Weeks
merger) and East in 2006 (acquisition of Winkler
portfolio)
15 Fortune 500 headquarters
East and Southeast cities among top growth markets
in country… strong in-migration
Diversified economies; Government, healthcare,
finance and education
Eastern cities maintained highest employment rate
through downturn
Atlanta and Northeast corridor strong in bulk industrial
38% of our total investment
MARKET OVERVIEW & KEY POINTS
EAST & SOUTHEAST OVERVIEW
Renewal– Industrial
Atlantic Business Ctr
South Florida
Point Blank Body Armor
104,000 SF
Term: 3 Years
New Leases - Office
Liberty Ctr I Washington DC
Fortune 50 Defense
Contractor
80,000 SF
Term: 7 Years
Renewal - Office
Crabtree Overlook
Raleigh
75,000 SF
Tenant: Alcatel-Lucent
Term: 5 Years
RECENT TRANSACTIONS

East & Southeast Overview
Location
Product
Type
Industrial Office
9.5 years 10.1 years
161,000 SF 110,000 SF
28.6 million 9.7 million
86.9% 86.2%
77.2% 81.5%
83.0% 85.2%
96.6% 88.2%
91.7% 87.5%
92.2% 84.0%
91.8% NA
EAST & SOUTHEAST OVERVIEW
Office
39%
Industrial
48%
Medical
Office
5%
Retail
8%
Atlanta
19%
D.C./
Baltimore
13%
Central
Florida
7%
Raleigh
24%
South
Florida
28%
Savannah
9%
39 2011 Duke Realty Corporation
Average Age
Average Building Size
Total Square Footage
Current Occupancy
Atlanta
South Florida
Raleigh
Washington D.C./Baltimore
Central Florida
Savannah

2011 Duke Realty Corporation 40 East & Southeast Focus BULK INDUSTRIAL/PORTS LEASE UP AND RENT GROWTH ACQUISITIONS & DEVELOPMENT EAST & SOUTHEAST OVERVIEW Maximize assets and market position

2011 Duke Realty Corporation 41 SOUTHWEST OVERVIEW Performance Update

2011 Duke Realty Corporation 42
Southwest
Acquisition - Industrial
Lakeside Ranch / Pioneer
Dallas
1,400,000 SF
100% Leased
Remaining Term: 5 Years
Acquisition- Industrial
1283 Sherborn Street
Southern California
290,000 SF
100% Leased
Remaining Term: 9 Years
MARKET OVERVIEW & KEY POINTS
Renewal/Expansion-
Industrial
Freeport X
Container Store
Dallas
955,000 SF
Duke Realty one of top 3 owner/developers in
Dallas/Ft.Worth
Duke Realty presence since 1999 (Weeks merger)
52 Fortune 500 headquarters
Demographic drivers: modern transportation and
infrastructure, population and job growth
Strong industrial demand expected post-recovery
Port, inland port and logistics key for bulk distribution
markets
16% of our total investment
Expand industrial presence by pursuing select
acquisition opportunities in Houston, Phoenix and
Southern California
SOUTHWEST OVERVIEW
RECENT TRANSACTIONS

Medical Office 21%
Office 11%
Product Type
Industrial 68%

San Antonio 4%
Austin 3%
Southern CA 5%
Seattle 2%
Phoenix 6%
Nashville 25%
Location
Houston 12%
Dallas 43%

©

2011 Duke Realty Corporation
SOUTHWEST OVERVIEW

Southwest Overview
Industrial Office
Average Age 8.3 years 7.3 years
Average Building Size 272,000 SF 106,700 SF
Total Square Footage 23.4 million 1.6 million
Current Occupancy 91.8% 95.2%
Dallas 89.6% 100%
Nashville 95.9% 93.4%
Houston 95.3% 100%
Phoenix 94.4% N/A
Southern California 100% N/A

2011 Duke Realty Corporation 44 Southwest Focus DALLAS LEASE-UP HOUSTON INDUSTRIAL PORT DALLAS INLAND PORT SOUTHERN CALIFORNIA EXPANSION SOUTHWEST OVERVIEW Grow

2011 Duke Realty Corporation 45 MEDICAL OFFICE STRATEGY & Performance Update

2011 Duke Realty Corporation
Medical Office Portfolio at December 31, 2011

In-Service
Under
Development
Total
Properties 38 5 43
Investment $ $625 M $106 M $731 M
Square Feet 3.38 M 568 K 3.95 M
Occupancy 90% 83% 89%
Local
26%
Regional
48%
National
26%
Specialty
Hospital
4%
MOB On-
Campus
89%
MOB
Off-Campus
7%
Portfolio investment by product type
Portfolio investment by
hospital system
MEDICAL OFFICE STRATEGY

Metro Area Population
150,000 to 1 million
1 to 3 million
6 million+
3 to 6 million

©

PIEDMONT ATLANTIC
Atlanta*
Birmingham
Charlotte
Nashville*
Raleigh*
NORTHEAST
Baltimore*
Boston
Philadelphia
Richmond
Washington, D.C.*
GREAT LAKES
Chicago*
Columbus*
Indianapolis*
Louisville
Minneapolis*
St. Louis*
FLORIDA
Jacksonville
Miami
Orlando*
Tampa*
GULF COAST
ARIZONA SUN
CORRIDOR
NORTHERN
CALIFORNIA
SOUTHERN
CALIFORNIA
CASCADIA
Megaregions by 2050:
major cities that produce more than $100 billion in goods and services.  Mega-regions will drive need for healthcare,
transportation infrastructure and jobs through 2050
Duke Realty Markets: Demographic Focus
* Duke Realty market
Map Source:  ATLANTA REGIONAL COMMISSION MEGAREGIONS REPORT

TEXAS TRIANGLE
Austin*
Dallas *
Houston*
San Antonio
Populations in contiguous regions with
MEDICAL OFFICE STRATEGY
2011 Duke Realty Corporation

2011 Duke Realty Corporation

Healthcare Data Points
The nation’s largest industry
• Represents more than 17% of GDP, predicted to exceed 23% by
2020
• Americans spend more than 5% of pre-tax income on
healthcare. Lower income brackets pay 15% or more ($7,800
per capita health expenditures in 2008/2009)
Reform
• Increased number of people insured expected to increase by 30 to 50 million – increased demand for care
• Number of physicians will increase – more space demand
• Hospitals expect margin pressure and need to increase market share – Hospitals seeking capital partners for “non-core
assets”
• May reduce reimbursements – real estate efficiency a
priority – larger deals and floor plates
Healthcare systems growing and physician employment changing
MEDICAL OFFICE STRATEGY

Community Hospitals %
Independent Community Hospitals %
60%
58%
56%
54%
52%
50%
48%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

U.S. Physician Practice Ownership (%)
80
60
40
20
0
Physician-owned
Hospital-owned
2002
2003
2004
2005
2006
2007
2008

©

2011 Duke Realty Corporation 49
Healthcare Systems
Consolidation of hospitals into systems
continues
Hospitals need capital and must grow
market share
Healthcare systems are drivers for more
strategically located outpatient facilities
Employment of Physicians
More physicians are being employed by
hospitals
Hospitals and physicians are forming
multi-specialty practices to prepare for
improved quality and reduced
reimbursement
Hospitals are driving more medical office
space  needs for physicians
Fewer Independent Community Hospitals
More Physician’s Aligning with Hospitals
Demand Drivers
#
Hospitals
5,000
MEDICAL OFFICE STRATEGY
Source: Robert Kocher, MD and Nikhil R. Sahni, B.S., “Hospitals’ Race to Employ Physicians – The Logic behind a Money-Losing Proposition.
”The New England Journal of Medicine.;364:1790-1793. 12 May 2011.  Physician Compensation and Production Survey, Medical Group Mgt Assoc, 2003-2009.

2011 Duke Realty Corporation

Development Focus
ACTION PLAN
National brand awareness
Be “Experts”
– Speak at national conferences (ASHE, BOMA)
– Third party references
National system relationships
– Ascension
– Tenet
– HCA
– Adventist
Regional system relationships
– Baylor Health
– Rex Healthcare
– Carolina Healthcare Systems
– Advocate
System
Focus
MEDICAL OFFICE STRATEGY

Healthcare Projects Delivered/Acquired in 2011
Western Ridge MOB II
Cincinnati, OH
29,500 SF, 80% leased
New Hampton Place
Snellville, GA
40,000 SF, 66% leased
Rex Holly Springs MOB
Raleigh, NC
30,000 SF, 100% leased
Christus St. Catherine
Houston, TX
169,000 SF, 96% leased
Baylor Cancer Center
Dallas, TX
460,000 SF, 95% leased
WakeMed Brier Creek
Healthplex
Raleigh, NC
48,000 SF, 79% leased
Cedar Park MOB
Austin, TX
83,000 SF, 95% leased
Christus Santa Rosa
San Antonio, TX
111,000 SF, 100% leased
Max Simon MOB
Indianapolis, IN
85,000 SF, 100% leased
Franciscan Alliance
Chicago area (Hammond, IN)
195,000 SF, 100% leased
MEDICAL OFFICE STRATEGY
51 2011 Duke Realty Corporation

Healthcare Projects Under Development at December 31, 2011
Baylor McKinney MOB I
McKinney, TX
114,000 SF, 66% preleased
WakeMed Raleigh
Medical Park
Raleigh, NC
86,000 SF, 58% preleased
Marquette General Hospital MOB
Escanaba, MI
43,000 SF, 100% preleased
North Fulton MOB
Atlanta, GA
52,000 SF, 52% preleased
Wishard Faculty Office
Building
Indianapolis, IN
275,000 SF, 100% preleased
MEDICAL OFFICE STRATEGY
2011 Duke Realty Corporation 52

Existing healthcare assets    $775 Million by
1/31/2012
New developments  $200 Million in 2012 and
2013
Acquire $200-$250 Million in 2012 and 2013
Goal: Grow Medical Office to $1.25 Billion by 2013
MEDICAL OFFICE STRATEGY
Our Plan
Our Focus
Growth regions (Southeast, South)
Health system relationships
On-campus assets
Class A product (50,000 – 400,000 + square feet)
National industry expert
53 2011 Duke Realty Corporation

2011 Duke Realty Corporation 54
WHY DUKE REALTY?
Quality portfolio improving with asset strategy
Solid balance sheet improving with capital strategy
Unmatched ability to execute on daily operations
Development capabilities in place with existing land bank
Talent and leadership depth to execute
Delivering on what we say we will do
MEDICAL OFFICE STRATEGY

Vision Road Map – Future Duke Realty
Low leverage industrial and office REIT in high growth markets and product segments
MEDICAL OFFICE STRATEGY
What We Will Be
Action Plan
• Low leveraged
• Move from 54% to 45% leverage
Non-Strategic property and land sales
• Product focused
• Become bulk industrial focused
Industrial: Increase from 35% to > 60%
Office: Decrease from 55% to < 25%
Medical: Grow from 5% to 15%+
• Concentrated in high growth
markets
• Align investment and resources to high
growth markets; dispose/exit non -strategic
areas
Differentiated asset strategy within
tighter geographic focus
55 2011 Duke Realty Corporation

2011 Duke Realty Corporation APPENDIX 56

2011 Duke Realty Corporation EXECUTIVE TEAM 57

2011 Duke Realty Corporation 58
DENNIS D. OKLAK
Chairman and Chief Executive Officer
Denny serves as head of Duke Realty’s Executive Committee, overseeing the company’s strategic direction and its Investment Committee, with responsibility for approving major capital transactions.
Prior to becoming Chief Executive Officer in April 2004,  Denny served as President and Chief Operating
Officer,  a position in which he was responsible for all real estate operations. In the 25 years he has been with Duke Realty, Denny has served in various roles throughout the company including Executive
Vice President and Chief Administrative Officer and Vice President and Treasurer.
Denny spent nine years with Deloitte & Touche, a global auditing and consulting firm before joining Duke
Realty.
CHRISTIE B. KELLY
Executive Vice President and Chief Financial Officer
Christie oversees all accounting and financial reporting functions of Duke Realty, including property, operations, taxation, treasury, financial analysis, and investor relations.
She joined Duke Realty in 2009, bringing with her 25 years’ experience in financial management, mergers and acquisitions, information technology and investment banking. Most recently, she was a
Senior Vice President, Global Real Estate, with Lehman Brothers, where she led real estate equity syndication in the United States and Canada. She spent most of her career at General Electric, holding a variety of domestic and global leadership roles for GE Real Estate, GE Capital, GE Corporate Audit, and GE Medical Systems.
EXECUTIVE

JAMES B. CONNOR
Senior Regional Executive Vice President, Midwest
Jim manages and leads business units in Minneapolis, St. Louis, Chicago, Indianapolis, Cincinnati,
Columbus and Cleveland, and is a member of the company’s Executive, Investment and Overhead
Committees.
Previously, Jim served as Senior Vice President of Duke Realty’s Chicago operations, where he was responsible for that market’s office and industrial portfolios. He led and directed the leasing, acquisition and development activity, building Duke Realty’s Chicago portfolio to more than 12.8 million square feet and was awarded the 2000 Build-to-Suit of the Year and 2002 Redevelopment of the Year by the
National Association of Industrial and Office Professionals (NAIOP). In 2008, he was recognized by the
Society of Industrial and Office Realtors for the Largest Investment Transaction in the Country.
Jim joined Duke Realty 13 years ago after holding numerous executive and brokerage positions with
Cushman & Wakefield, most recently serving as Senior Managing Director for the Midwest area.
CHARLES E. PODELL
Senior Vice President, Indiana Operations
Charlie is responsible for all development, marketing, and leasing activities for the company’s Indiana operations, comprising more than 29 million square feet of industrial and office properties.
Charlie joined Duke Realty in 1989 as an Industrial Leasing Representative, later becoming Director of
Leasing. In 1997, he was named Assistant Vice President, taking responsibility for the leasing and development of three industrial parks. In 2001, Charlie was promoted to Vice President of Leasing for
Duke Realty’s Indiana Industrial Team. In 2006, Charlie was chosen to oversee the Duke Realty portion of the Browning/Duke Realty Joint venture. This JV is made up of more than 1,500 acres and 20 million square feet of new development. In 2009, he was named Senior Vice President of all of Duke’s Indiana operations.
MIDWEST
59 2011 Duke Realty Corporation

2011 Duke Realty Corporation 60
JON C. BURGER
Senior Vice President, Cincinnati
Jon is responsible for the development, construction, leasing, and management of Duke Realty’s office and industrial portfolio in Cincinnati. Previously, Jon served as Vice President, Cleveland Operations.
Prior to joining Duke Realty, he was a Managing Director at Armstrong Development. He also spent 13 years as a Principal with Trammel Crow Company.
STEVEN W. SCHNUR
Senior Vice President, Chicago
Steve is responsible for the Chicago market’s expanding office and industrial portfolios. In addition to leading the Asset Management and Leasing Operations, he works to identify new land positions, acquisition and development opportunities, and prospects for built-to-suit development.
Prior to his position with Duke Realty, Steve was Director of Real Estate for Opus North Corporation,
where he was responsible for the development and leasing-related activities for industrial, office and residential projects.
MIDWEST

2011 Duke Realty Corporation 61
JAMES T. CLARK
Senior Vice President, Columbus
Jim is responsible for all development, leasing and asset management activities for the Columbus, Ohio market.
Previously as Vice President for the Columbus Office division, he oversaw leasing, development and acquisitions for Tuttle Crossing and Easton. Jim has been with the company since 1996 and has served in several different capacities including leasing, development and operations of the Columbus Office portfolio. Prior to Duke Realty, Jim worked in Columbus for The Galbreath Company.
Jim has helped develop four planned office parks and was involved in significant built-to-suit projects including Discover Card, Nationwide Insurance, Lane Bryant and Alliance Data Systems. In addition, he oversaw large industrial projects for Kellogg’s, Restoration Hardware and Kraft.
THOMAS (TOBY) R. MARTIN
Senior Vice President, St. Louis
Toby is responsible for overseeing the leasing, management, and expansion of Duke Realty’s more than
7 million-square foot St. Louis industrial and office portfolio.
Before joining Duke Realty in 2008, Toby worked in the commercial real estate industry for more than 15 years. He joined Colliers Turley Martin Tucker in 1991, holding several management positions, including
Senior Vice President and Management Committee member. In 2003, he founded TM Properties III,
L.P., a real estate investment company focusing on industrial and retail properties in the central corridor of the United States. He operates this company, as well as TM Properties, LLC, a company founded by his father, under the name of Martin Equity Management.
During his brokerage career, Toby represented landlords and tenants in hundreds of transactions involving millions of square feet of space.
MIDWEST

2011 Duke Realty Corporation 62
PAT MASCIA
Senior Vice President, Minneapolis/St. Paul
Pat is the business unit head responsible for the profitability and operation of Duke Realty’s Twin Cities’
office.
Pat joined Duke Realty in 2004. He began his real estate career practicing real estate, real estate finance and municipal law with Briggs and Morgan, P.A. in Saint Paul for six years. He then joined Opus
Corporation as Associate General Counsel, a position he held for approximately two years. Pat was later named Vice President of Dispositions, Finance, and Investments at Opus Properties, L.L.C. and held this position for approximately five years before joining Duke Realty.
MIDWEST

2011 Duke Realty Corporation 63
JEFF TURNER
Regional Executive Vice President, South and West Regions
Jeff has responsibility for the company’s South and West Regions, including overseeing all development, leasing, asset management, and real estate operations. Duke Realty’s South and West
Regions include the cities of Dallas, Houston, Nashville, Phoenix and Seattle, where Duke Realty has nearly 23 million square feet of office and industrial properties. Jeff is also a member of the company’s
Management and Investment and Executive Committees.
Previously, Jeff served as Senior Vice President of Duke Realty’s Dallas operations, where his team grew the Dallas portfolio from 1.3 million square feet to more than 15 million square feet, primarily through speculative and built-to-suit development and a large joint venture with JP Morgan Investments.
Prior to joining Duke Realty 13 years ago Jeff was Vice President for Paragon Group, where he was involved in industrial leasing and development for 13 years and was a National Top Producer.
JEFF THORNTON
Senior Vice President, Dallas
Jeff is responsible for leasing, land and building acquisitions, built-to-suit and multi-tenant development projects, and overseeing the day-to-day activities of the Dallas office.
Jeff joined Duke Realty in 2001 and served as Vice President of Industrial Leasing. He was responsible for the development and marketing of Duke Realty’s industrial projects in the Dallas/Fort Worth area, which totaled more than 13 million square feet.
Prior to joining Duke Realty, Jeff was Leasing Manager at Insignia/ESG where he leased and sold both office and industrial properties for institutional owners including Aetna Life Insurance Company,
Weingarten Realty, J.P. Morgan, John Hancock, and The Blackstone Group.
SOUTHWEST

2011 Duke Realty Corporation 64
JEFF PALMQUIST
Senior Vice President, Nashville
Jeff is responsible for leading and directing the leasing, property management and marketing of the existing 4.8-million square foot Nashville portfolio, as well as all new development and land and building acquisitions and dispositions.
Jeff joined Duke Realty in 1995 as a Senior Leasing Representative in its Columbus office and was promoted to Vice President, Industrial Leasing in 1999. During his tenure in Columbus, Jeff was instrumental in Duke Realty’s completion of more than 7.5 million square feet of industrial development and acquisitions In 2006, Jeff relocated to Nashville to assume day-to-day responsibilities for the office.
KEVIN ROGUS
Senior Vice President, Phoenix
Kevin is responsible for identifying opportunities and executing Duke Realty’s projects in Phoenix and expansion into new markets in the western United States.
Kevin joined Duke Realty in 1985, holding various positions during his first 14 years, including Project
Engineer, Preconstruction Manager, Construction Manager, and Vice President of Construction for
Cincinnati operations.
From 1999 to 2003, he was Senior Vice President of Duke Realty’s Construction group, with responsibility for the overall performance of all design and construction activities in Cincinnati, Ohio;
Nashville, Tennessee; Raleigh, North Carolina; and Orlando, Florida. From 2003–2006, Kevin was
Senior Vice President of Duke Realty’s Cincinnati, Ohio operations, where he oversaw the development, construction, leasing, and management of a 17.5 million-square foot office and industrial portfolio.
SOUTHWEST

2011 Duke Realty Corporation 65
DAVID HUDSON
Senior Vice President, Houston
David is responsible for new development, leasing, acquisitions, and other day-to-day activities of Duke
Realty’s Houston office. Since joining  the company in February 2006, David has overseen the development of more than 900,000 square feet of office and industrial properties in the Houston market and continues to search for opportunities to expand Duke Realty’s presence in Texas.
Prior to Duke Realty, David worked for Trammell Crow Company, where he was responsible for the marketing and leasing of approximately 9 million square feet of office and warehouse space.
Additionally, David supervised and trained marketing representatives in dealing with investors and owners of industrial properties, including several large institutional and private investors. He also has been actively involved in both built-to-suit and speculative transactions.
SOUTHWEST

2011 Duke Realty Corporation 66
J. SAMUEL O’BRIANT
Regional Executive Vice President, Southeast & East
Sam has overall responsibility for the company’s new investment activities and portfolio operations in its
Southeast and East regions, overseeing business units in Atlanta, Savannah, Central and South Florida,
Raleigh, Washington, DC, Baltimore and northern New Jersey. Duke Realty’s southeast and east property portfolios total more than 38 million square feet of office and industrial space and more than
1,400 acres of land for future development. In addition, he is a member of the company’s Executive,
Investment and Operating Committees.
Previously, Sam served as Regional Senior Vice President for the Southeast Region and, before that, managed the company's Atlanta and Savannah industrial business units. Before joining Duke Realty in
2004, Sam held positions with MetLife Real Estate Investments, iStar Financial, and First Industrial
Realty Trust, most recently serving as Vice President of Acquisitions and Development at First
Industrial.
J. CHRISTOPHER BROWN
Senior Vice President, Atlanta
Chris is responsible for all development, marketing and leasing activities for the company’s Georgia office and industrial properties, comprising nearly 20 million square feet in metro Atlanta and Savannah.
Chris joined Duke Realty in 1996 as a Financial Analyst. Between 1999 and 2004, Chris served in a variety of roles in acquisitions/dispositions, ultimately being promoted to Vice President in 2002. In 2004,
Chris transferred to Leasing as a Leasing Representative for the Atlanta Industrial Group. In 2006, he
was promoted to Vice President of Leasing for the Atlanta Industrial Group. In 2007, Chris was promoted to Senior Vice President, Atlanta Industrial Group and, in 2009, took the leading role in Duke Realty’s
Savannah portfolio and its Atlanta suburban office portfolio.
Before joining Duke Realty, Chris was a Senior Real Estate Consultant for four years and a Tax
Accountant for one year with Arthur Andersen, LLP.
SOUTHEAST & EAST

2011 Duke Realty Corporation 67
DOUG IRMSCHER
Senior Vice President, Central Florida
Doug is responsible for the overall profitability and operations of the company’s expanding office and industrial portfolios in Orlando and Tampa. In addition, he is responsible for identifying new land positions, building acquisitions, new development and build-to-suit opportunities. Since relocating to
Orlando in 2001, Doug has developed than 3 million square feet of office and industrial projects.
Prior to relocating to Orlando, Doug was responsible for more than 4 million square feet of suburban office space in the Cincinnati, Ohio office. He joined the company in 1994 and has served in several different capacities on the leasing/development side of the business.
JEFF SHEEHAN
Senior Vice President, Raleigh
Jeff is responsible for the overall operations of Duke Realty’s Raleigh office, as well as the pursuit of opportunities throughout the state. Duke Realty’s portfolio in the Triangle region is composed of 5.4 million square feet of office and industrial space.
Jeff joined Duke Realty’s Executive Leadership Program in 2000., starting out as a Financial Analyst. He then transferred to Sales/Leasing as a Leasing Representative in 2002. In 2005, Jeff was promoted to
Senior Leasing Representative, where he was responsible for the sales and leasing of office properties in the Triangle area. He was promoted to Vice President of Leasing in the Raleigh office in 2006, and moved into his current role in January 2007.
SOUTHEAST & EAST

2011 Duke Realty Corporation 68
ED MITCHELL
Senior Vice President, South Florida
Ed is responsible for the development, marketing, leasing, and management of the South Florida office, retail and industrial portfolio, which currently consists of more than 1,700,000 square feet. Duke Realty also has 155 acres of  land in South Florida that will support the development of approximately 800,000 square feet of office space and 1.1 million square feet of industrial properties.
Prior to joining Duke Realty in 2007, he was First Vice President with CB Richard Ellis for three years and Managing Director for four years; Director of Leasing and Development with Premier Commercial
Realty for five years; and Leasing Representative and Construction Manager with Trammell Crow
Company for five years.
PETER SCHOLZ
Senior Vice President, Washington D.C.
Peter oversees the marketing, leasing, property management, acquisition, and development functions of a nearly 4.0 million-square foot industrial and office portfolio in the Washington, D.C. market.
Peter joined Duke Realty in 2006 as part of The Mark Winkler Company acquisition that led to Duke
Realty’s entry into the Washington, D.C. market. As a principal with and Senior Vice President of that company, Peter was responsible for directing its leasing and transaction group, serving as the liaison with third-party asset management clients, coordinating build-to-suit activities, and evaluating acquisition and disposition opportunities.
Peter has more than 25 years of experience in real estate management, leasing, development, and finance, and has held positions within the Marriott Corporation and was a principal with Landstar
Development Corporation prior to joining The Mark Winkler Company.
SOUTHEAST & EAST

2011 Duke Realty Corporation 69
JAMES D. BREMNER
President, Healthcare
Jim leads the company’s efforts in the development, ownership, leasing and management of healthcare facilities. He has 30 years of real estate experience and 15 years of dedicated healthcare experience (4 years with Duke Realty).
Duke Realty entered the healthcare market in 2007 with the acquisition of Bremner Healthcare, a company Jim founded in 1986. Prior to that, Jim was a partner and President of Revel Companies, which leased and managed more than 5,000 apartment units and 4 million square feet of office space.
In addition to sitting on Duke Realty’s Executive and Investment Committees, Jim brings a “hands-on”
approach to the many phases of the development process, including capital analysis, ownership modeling and physician relationships.
DONALD R. DUNBAR
Executive Vice President, Healthcare
Don is responsible for the planning, funding  and execution of healthcare development projects in the
Midwest and East Coast regions. His expertise in strategic planning, physician ownership modeling, and leasing services offers a distinct skill set for successful healthcare development.
Don guides each project to a successful start, working with hospital personnel, the healthcare leasing team, project managers, and general contractors.
Don joined the healthcare group in 1989, and has been actively involved in developing and managing real estate since 1985.
HEALTHCARE

2011 Duke Realty Corporation 70
DEENI TAYLOR
Executive Vice President, Healthcare
Deeni works with physicians and hospitals to understand their goals and objectives regarding their real estate. With his 25-year hospital career, Deeni’s wealth of knowledge and experience are valuable in each development project.
Deeni came to the Healthcare group after serving as Chief Strategy Officer for St. Vincent Health, an
Ascension Health system of 16 hospitals serving 45 counties in central Indiana. Before joining St.
Vincent Health, Taylor was president of UNITY Health Management Services in Birmingham, Alabama.
He also worked for St. Vincent’s Hospital in Birmingham, Alabama, as Vice President of Planning and
Marketing.
HEALTHCARE
KEITH KONKOLI
Senior Vice President, Healthcare – Midwest
Keith oversees new business development, project development, asset management, and leasing for all healthcare projects in the Midwest Region. Keith ensures effective use of the company’s delivery system and ensures that funds generated from operations are maximized to grow our client base through professional development, acquisitions and third-party fees.
Keith joined Duke Realty as a Senior Property Manager in the Columbus office in 1997. In 2000, he moved to Atlanta and was promoted to Vice President, Property Management. In 2004, he was named
Regional Asset Manager for the Indianapolis Asset Management group and, in 2005, was promoted to
Senior Vice President, Real Estate Operations.

MARK A. DENIEN
Senior Vice President and Chief Accounting Officer
Mark has been Senior Vice President of Accounting for Duke Realty since 2006. He joined the company six years ago as Senior Vice President of Administration. Prior to joining Duke Realty, he was with
KMPG, LLP for 16 years and left the firm as a partner.
RON HUBBARD
Assistant Vice President, Investor Relations
FINANCE
Ron comes to Duke Realty with 17 years of experience in investor relations, corporate finance and financial analysis from a real estate investment management firm, a publicly-traded healthcare REIT and a big 6 CPA firm. Prior to joining Duke Realty, Ron spent 3 years with Nationwide Health
Properties, a firm with investments in medical office, nursing homes and senior housing, as Vice
President of Investor Relations & Capital Markets, where he was responsible for investor relations, corporate finance and project finance. Ron also spent 11 years with Pacific Life’s Real Estate Division as Managing Director of REIT Finance where he was the credit analyst and portfolio manager for $1.5 billion of REIT unsecured notes, preferred equity securities and leveraged loans. Ron holds a Masters
Degree in Business with a dual major in Real Estate and Finance from the University of Wisconsin, and an undergraduate degree in Accounting from the same institution.
71 2011 Duke Realty Corporation

NICK ANTHONY
Senior Vice President, Capital Transactions and JV Management
As Senior Vice President, Capital Transactions and JV Management, Nick is responsible for the overall management of Duke Realty’s joint venture business, as well as acquisition and disposition activity.
Previously, as Vice President of Portfolio Management, Nick was responsible for the overall management of the Dugan Joint Venture, a $1 billion industrial portfolio between J.P. Morgan and Duke
Realty. He began his career with Duke Realty in 1989 as a Staff Accountant.
FINANCE
72 2011 Duke Realty Corporation

Forward-Looking Statement
This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-
looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation.  Many of these factors are beyond our ability to control or predict.  Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange
Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.
Certain of the financial measures appearing in this slide presentation are or may be considered to be non-
GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com.  Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position.  The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.
73 2011 Duke Realty Corporation
RELIABLE. ANSWERS.